                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant

                         to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)      May 23, 2000
                                                      -------------------------

                                 COBALT NETWORKS, INC.
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           (Exact Name of the Registrant as Specified in Its Charter)

                                   Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-24360                                      77-0440751
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(Commission File Number)                 (I.R.S. Employer Identification No.)

  555 Ellis Street, Mountain View, California                    94043
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  (Address of Principal Executive Offices)                    (Zip Code)

                                (650) 623-2500
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On May 23, 2000, Cobalt Networks, Inc., a Delaware corporation ("Cobalt") completed its acquisition of Chili!Soft, Inc., a California corporation ("Chili!Soft"). Chili!Soft is a privately-held provider of software solutions for platform-independent active server pages. In the acquisition, a wholly owned subsidiary of Cobalt merged with and into Chili!Soft, Chili!Soft became a wholly owned subsidiary of Cobalt and the former shareholders of Chili!Soft received an aggregate of 1,150,000 shares of Cobalt Common Stock in exchange for all outstanding shares of Chili!Soft and options to purchase Chili!Soft Common Stock at the rate of 0.0791477 shares of Cobalt Common Stock for each share of Chili!Soft Common Stock, 0.1067060 shares of Cobalt Common Stock for each share of Chili!Soft Series A Preferred Stock and 0.1576077 shares of Cobalt Common Stock for each share of Chili!Soft Series B Preferred Stock (the "Merger"). The Merger will be accounted for under the purchase method of accounting. The amount of the consideration issued to the former shareholders and option holders of Chili!Soft was determined by arms-length negotiation between the parties. 115,000 of the shares issued in the Merger are being held in escrow to secure certain indemnification and other rights that Cobalt has under the merger agreement.

     An aggregate of approximately 1,115,000 shares of Cobalt Common Stock were issuable pursuant to the Merger, including shares of Cobalt Common Stock issuable in connection with the exercise of options to purchase Chili!Soft Common Stock that Cobalt assumed in connection with the Merger. Cobalt will pay the former shareholders cash in lieu of fractional shares that would otherwise be issued in the Merger. The shares of Cobalt Common Stock received by the former shareholders of Chili!Soft as a result of the Merger were issued in reliance on an exemption from registration pursuant to Section 3(a)(10) under the Securities Act of 1933, as amended (the "Securities Act"). As a result, shares of Cobalt Common Stock issued in connection with the Merger to affiliates of Chili!Soft are subject to restrictions on transfer under Rule 145 of the Securities Act and carry a legend reflecting such restrictions. Shares of Cobalt Common Stock to be issued to former Chili!Soft optionees upon exercise of options assumed by Cobalt are subject to a registration statement on Form S-8 which will be filed by Cobalt with the Securities and Exchange Commission shortly.

     The foregoing summary of certain principal terms of the Merger and the Agreement and Plan of Reorganization dated March 22, 2000 (the "Agreement") by and between Cobalt, Blue Tortilla Acquisition Corp., a California corporation and wholly owned subsidiary of Cobalt, and Chili!Soft does not purport to be complete and is qualified in its entirety by reference to the Agreement. A copy of the Agreement and the exhibits thereto are attached as exhibits to this Current Report on Form 8-K and are hereby incorporated by reference herein.

     A copy of the press releases announcing the signing of the Agreement and the completion of the Merger are attached as exhibits to this Current Report on Form 8-K and are hereby incorporated by reference herein.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS

     (a)  Financial Statements of Business Acquired.


          As of the date of filing of this Current Report on Form 8-K, it is impracticable for Cobalt to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than August 6, 2000.

     (b)  Pro Forma Financial Information.


          As of the date of filing of this Current Report on Form 8-K, it is impracticable for Cobalt to provide the financial statements required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than August 6, 2000.

(c)       Exhibits.

                   Exhibit No.          Description
                   -----------          -----------
                   2.1         Agreement and Plan of Reorganization, dated March
                               22, 2000, by and among Cobalt Networks, Inc.,
                               Blue Tortilla Acquisition Corp. and Chili!Soft,
                               Inc. (Schedules have been omitted pursuant to
                               Item 601(b)(2) of Regulation S-K. Cobalt hereby
                               undertakes to furnish supplementally copies of
                               any of the omitted schedules upon request by the
                               Securities and Exchange Commission.)
                   2.1.1       Form of Voting Agreement

                   2.1.2       Form of Non-Competition Agreement

                   2.1.3       Form of Merger Agreement

                   2.1.4       Form of Surviving Company Articles of Incorporation

                   2.1.5       Form of Cobalt Lock-up Agreement

                   2.1.6       Form of Declaration of Registration Rights

                   2.1.7       Form of Affiliate Agreement

Exhibit No.          Description
-----------          -----------
2.1.8         Form of Press Release (see Exhibit 99.1)

2.1.9         Form of Bonus Plan

2.1.10        Form of Wilson Sonsini Goodrich & Rosati opinion

2.1.11        Form of Escrow Agreement

2.1.12        Form of Crosby, Heafey, Roach & May opinion

99.1          Press release of Cobalt Networks, Inc. dated
              March 23, 2000 regarding acquisition of
              Chili!Soft, Inc.

99.2          Press release of Cobalt Networks, Inc. dated May
              24, 2000 regarding acquisition of Chili!Soft, Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  June 7, 2000

                                    COBALT NETWORKS, INC.

                                    By:  /s/ Kenton D. Chow
                                       --------------------------
                                       Kenton D. Chow
                                       Vice President, Finance, Chief Financial
                                       Officer and Secretary

                             COBALT NETWORKS, INC.

                                    FORM 8-K

                               INDEX TO EXHIBITS


         Exhibit
         Number             Description
         -------            -----------
         2.1                Agreement and Plan of Reorganization, dated March 22, 2000, by and among Cobalt Networks, Inc., Blue Tortilla Acquisition
                            Corp. and Chili!Soft, Inc. (Schedules have been omitted
                            pursuant to Item 601(b)(2) of Regulation S-K.  Cobalt hereby undertakes to furnish supplementally copies of any of the
                            omitted schedules upon request by the Securities and Exchange
                            Commission.)

         2.1.1              Form of Voting Agreement

         2.1.2              Form of Non-Competition Agreement

         2.1.3              Form of Merger Agreement

         2.1.4              Form of Surviving Company Articles of Incorporation

         2.1.5              Form of Cobalt Lock-up Agreement

         2.1.6              Form of Declaration of Registration Rights

         2.1.7              Form of Affiliate Agreement

         2.1.8              Form of Press Release (see Exhibit 99.1)

         2.1.9              Form of Bonus Plan

         2.1.10             Form of Wilson Sonsini Goodrich & Rosati opinion

         2.1.11             Form of Escrow Agreement

         2.1.12             Form of Crosby, Heafey, Roach & May opinion

         99.1               Press release of Cobalt Networks, Inc. dated March 23, 2000 regarding acquisition of Chili!Soft, Inc.

         99.2               Press release of Cobalt Networks, Inc. dated May 24, 2000
                            regarding acquisition of Chili!Soft, Inc.

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